UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2026

Northpointe Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Michigan	No. 001-42517	38-3413392
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3333 Deposit Drive Northeast
Grand Rapids, Michigan		49546
(Address of principal executive offices)		(Zip Code)
(616) 940‑9400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240 13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On October 20, 2026, Northpointe Bancshares, Inc. (the “Company”), the holding company for Northpointe Bank (“the Bank”) issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities.
On October 18, 2026, the Boards of Directors of the Company and the Bank approved a plan to exit the Bank's distributed retail and consumer direct mortgage origination channels (the "Exit Plan"). As part of the Exit Plan, the Company and CMG Financial and its affiliates ("CMG") have entered into a non-binding letter of intent regarding the potential sale of those channels to CMG (the "Proposed Transaction").
The Exit Plan reflects the Company’s decision, given the current economic and operating environment and the continued evolution of mortgage distribution channels, to refocus its strategic priorities on the businesses in which it has the strongest competitive advantages, including its Mortgage Purchase Program, Specialty Servicing, and Digital Banking businesses. The Company expects to continue to close loans currently in process and to provide support to affected team members. Subject to the satisfactory completion of due diligence, the execution of a definitive agreement, and the satisfaction of customary closing conditions, the Company currently anticipates that the Proposed Transaction will close by the end of 2026.
The Company currently estimates restructuring charges of between $6 million and $7 million, comprised primarily of cash expenditures related to severance and employee transition related expenses, along with an impairment charge of approximately $800,000 on the remaining intangible asset associated with a previous mortgage team acquisition. The Company expects to realize the majority of these charges during the fourth quarter of 2026. This estimate of restructuring costs is based on a number of assumptions. Actual results may differ materially, and additional charges not currently expected may be incurred in connection with, or as a result of, the workforce reduction. As permitted by Item 2.05 of Form 8-K, the Comply will file an amendment to this report if charges and future cash payments differ materially from current estimates.

Item 7.01 Regulation FD Disclosure.
On October 20, 2026, the Company made available supplemental financial information containing additional information about the Company’s financial results for the quarter ended September 30, 2026. A copy of the supplemental financial information is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
On October 21, 2026, the Company will host a conference call to discuss financial results for the quarter ended September 30, 2026.
The information in Item 2.02 and 7.01, including the information incorporated herein from Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated September 30, 2026
	99.2	Supplemental financial information for the quarter ended September 30, 2026
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are made for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and may be identified by references to a future period or periods by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Examples of forward-looking statements include, among others, statements regarding the Exit Plan and the Proposed Transaction, including the expected timing of the execution of a definitive agreement, the closing of the Proposed Transaction and the completion of the Exit Plan; the amount, composition and timing of anticipated restructuring charges and related cash expenditures; anticipated expense savings; and the anticipated benefits of the Company’s refocused strategic priorities. These forward-looking statements are based on current information and on assumptions that the Company makes about future events and circumstances that are subject to a number of known and unknown risks and uncertainties that are often difficult to predict and beyond the Company’s control, and actual results could differ, possibly materially, from those expressed in or implied by such statements.

Factors that could cause actual results to differ materially include, but are not limited to: the Company’s ability to successfully execute the exit of its distributed retail and consumer direct mortgage origination channels, including the risks that the Company and CMG may not successfully complete due diligence, negotiate or execute definitive agreements, obtain required corporate or regulatory approvals, satisfy applicable closing conditions, or otherwise consummate the Proposed Transaction on the anticipated terms, timeline, or at all; that the Proposed Transaction may be modified, delayed, or terminated; that, if the Proposed Transaction is not completed, the Company may pursue a wind-down or other strategic alternative for those channels, which could result in additional costs, delays, operational disruptions, or other adverse consequences; that restructuring charges may exceed, or expected expense savings may be less than or realized later than, current expectations; the effects of the exit on employees, customers, referral partners, revenue and the Company’s reputation; the Company’s ability to achieve the anticipated benefits of its refocused strategic priorities, including growth in its Mortgage Purchase Program, relationship-based deposits and opportunistic balance sheet acquisitions; current and future economic conditions, volatile interest rates and changes in prices, values and sales volumes of residential real estate; developments in the mortgage banking business; competition; legislative and regulatory changes; and the other risks and uncertainties described under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form

10-Q, and in other documents the Company files with the U.S. Securities and Exchange Commission, which are available at http://www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, express or implied, included in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHPOINTE BANCSHARES, INC.

Date: October 20, 2026	By:	/s/ Bradley T. Howes
Bradley T. Howes
Executive Vice President and Chief Financial Officer